UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2001

TRANSWESTERN PUBLISHING COMPANY LLC
(Exact name of registrant as specified in its charter)

        Delaware
(State or other
jurisdiction of
incorporation)

333-42085
(Commission
File Number)

        33-0778740
(IRS Employer
Identification No.)

8344 Clairemont Mesa Boulevard, San Diego, CA 92111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

858-467-2800

Total No. of Pages: 5

Item 2: Acquisition or Disposition of Assets.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 2.1

EXHIBIT 2.2

EXHIBIT 99.1

Item 2: Acquisition or Disposition of Assets.

On June 28, 2001, TransWestern Publishing Company LLC (the “Company”), a
wholly-owned subsidiary of TransWestern Holdings, L.P. (“Holdings”) acquired
100% of the stock of WorldPages.com, Inc. (“WorldPages”) for $3.00 per share in cash and assumed indebtedness of approximately $74 million, or an enterprise value of approximately $215 million. The Company acquired WorldPages pursuant to a merger of WorldPages.com Merger Subsidiary, Inc., its wholly-owned indirect subsidiary, with and into WorldPages. WorldPages publishes 42 directories in Oklahoma, Texas, Utah, Arizona, California, Oregon, and
Washington. The acquisition of WorldPages was financed with a portion of the debt financing proceeds provided by the issuance of $75 million of senior subordinated notes of the Company on May 23, 2001 and a new $300 million credit facility of the Company, WorldPages and TWP Capital Corp. II with Canadian
Imperial Bank of Commerce, CIBC Inc., First Union National Bank, Fleet National
Bank, US Bank National Association and CIT Lending Services Corporation
(Illinois). The acquisition will be accounted for as a purchase and accordingly the purchase price will be allocated to the tangible and intangible assets acquired based on their respective fair values at the date of acquisition.

Contemporaneously with the acquisition, Holdings was recapitalized by an investor group led by Thomas H. Lee Partners, CIVC Partners, LLC (an affiliate of Bank of America Corporation), Providence Equity Partners and management of the Company. The investor group consisted primarily of Holdings’ existing equityholders and their affiliates. Approximately $124 million of new cash equity was invested in Holdings in the recapitalization. Approximately $113 million of this amount was used to repay amounts outstanding under the
Company’s then existing credit facility, to redeem outstanding equity interests of Holdings and to pay certain fees and expenses associated with the transactions, while the remaining amount was used for general company purposes including working capital.

The foregoing summary is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K which are incorporated herein by reference in their entirety.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

        Financial Statements - To be filed by amendment within sixty (60) days of the date this Current Report on Form 8-K is required to be filed.

(b)

        Pro Forma Financial Statements - To be filed by amendment within sixty
(60) days of the date this Current Report on Form 8-K is required to be filed.

(c)

        Exhibits -

Exhibit Number

Description of Exhibit

2.1

Agreement and Plan of Merger dated as of April 26, 2001 among
TransWestern Publishing Company LLC, WorldPages Merger Subsidiary, Inc.
and World Pages.com, Inc.

2.2

Recapitalization Agreement dated as of June 28, 2001 among TransWestern
Holdings L.P., TransWestern Communications Company, Inc., TransWestern
Publishing Company LLC and new and existing investors in TransWestern
Holdings L.P.

99.1

Press release dated June 28, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2001

TransWestern Publishing Company LLC

By:
/s/ Joan M. Fiorito

Name: Joan M. Fiorito

Title: Vice President, Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number

Description of Exhibit

2.1

Agreement and Plan of Merger dated as of April 26, 2001 among
TransWestern Publishing Company LLC, WorldPages Merger Subsidiary, Inc.
and World Pages.com, Inc.

2.2

Recapitalization Agreement dated as of June 28, 2001 among TransWestern
Holdings L.P., TransWestern Communications Company, Inc., TransWestern
Publishing Company LLC and new and existing investors in TransWestern
Holdings L.P.

99.1

Press release dated June 28, 2001